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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) AUGUST 15, 2002

                                 PLANETCAD INC.
               (Exact Name of Registrant as Specified in Charter)

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
             DELAWARE                            0-288-42                           84-1035353
   (State or Other Jurisdiction                (Commission                        (IRS Employer
        of Incorporation)                      File Number)                    Identification No.)

            2520 55TH STREET, SUITE 200, BOULDER, COLORADO                            80301
               (Address of Principal Executive Offices)                             (Zip Code)
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       Registrant's telephone number, including area code (303) 209-9100

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

    LOAN BY PLANETCAD INC TO AVATECH SOLUTIONS, INC.

    On August 15, 2002, PlanetCAD Inc. (the "Company") loaned Avatech Solutions, Inc, ("Avatech") $500,000. The proceeds of such loan, together with a $500,000 loan from James Hindman, a director of Avatech, were used by Avatech to repay a $3.0 million debt owed to a junior lender. In connection with the payoff, Avatech and the junior lender entered into a settlement agreement wherein, among other requirements, the junior lender accepted the $1.0 million payment in full satisfaction of the $3.0 million debt. The Company loan is evidenced by a Senior Subordinated Promissory Note (filed herewith as Exhibit 10.1). The loan bears interest at a rate of 15% on the outstanding principal balance and is due on the earlier of (i) the date on which Avatech becomes unable or refuses to complete the merger and (ii) December 1, 2002. If the merger is completed, the Company's loan will be consolidated with Avatech, as Avatech will become a subsidiary of the Company. In connection with such loan, the Company and Mr. Hindman entered into a Subordination Agreement with Avatech's senior lender (filed herewith as Exhibit 10.2). The $2.0 million reduction in debt obtained by Avatech described above was a condition to the closing of the merger of Avatech with Raven Acquisition Corporation, a wholly owned subsidiary of the Company, which condition has thus been satisfied.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

    The following Exhibits are filed as part of this Current Report on Form 8-K:

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
       EXHIBIT
       NUMBER                                   DESCRIPTION
---------------------   ------------------------------------------------------------
         10.1           Senior Subordinated Promissory Note dated August 15, 2002.

         10.2 Subordination Agreement dated as of August 14, 2002 by and among PlanetCAD Inc., Avatech Solutions, Inc., Technical Learningware Company, Inc. and The CIT Group/Business Credit, Inc.
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ITEM 9. REGULATION FD DISCLOSURE.

    On August 21, 2002, in connection with the filings with the Securities and Exchange Commission of the Form 10-KSB/A3 of PlanetCAD Inc. (the "Company") for the fiscal year ended December 31, 2001 and the Form 10-QSB/A of the Company for the quarter ended March 31, 2002 (together, the "Reports"), David Hushbeck, Chief Executive Officer, and Joy Godesiabois, Chief Financial Officer of the Company, each certified, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

    (a) the Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (b) the information contained in the Reports fairly presents, in all material respects, the financial condition and results of operations of the Company.

LIMITATION OF INCORPORATION BY REFERENCE

    In accordance with general instruction B.2 of Form 8-K, the information in
Item 9 of this report is being "furnished" to the Securities and Exchange Commission and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                       1
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                       PLANETCAD INC.

Date: August 21, 2002                                  By:    /s/ JOY GODESIABOIS
                                                              --------------------------------------
                                                       Name:  Joy Godesiabois
                                                       Title: Chief Financial Officer
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                                 EXHIBIT INDEX

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
       EXHIBIT
       NUMBER                                   DESCRIPTION
---------------------   ------------------------------------------------------------
         10.1           Senior Subordinated Promissory Note dated August 15, 2002.

         10.2 Subordination Agreement dated as of August 14, 2002 by and among PlanetCAD Inc., Avatech Solutions, Inc., Technical Learningware Company, Inc. and The CIT Group/Business Credit, Inc.
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